SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       December 8, 1999 Date of Report (Date of earliest event reported):

                           MEDTECH DIAGNOSTICS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                    33-13110                   11-2831380
------------------        ---------------------      ----------------------
 (State or other          (Commission File No.)         (I.R.S. Employer
 Jurisdiction of                                     Identification Number)
  Incorporation)

             900 Third Avenue, Suite 201, New York, New York 10022
             -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (212) 610-2778
              ----------------------------------------------------
              (Registrant's Telephone Number, including area code)

            16 East 52nd Street, Suite 501, New York, New York 10022
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 4.           Changes in Registrant's Certifying Accountant.

         (a)  Previous independent accountants

                  (i) On December 8, 1999, MedTech Diagnostics, Inc. dismissed Grant Thornton LLP as its independent accountants.

                  (ii) The reports of Grant Thornton LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, however, the opinions included an explanatory paragraph stating that there were conditions that raised substantial doubt about the registrant's ability to continue as a going concern.

                  (iii) The Board of Directors of MedTech Diagnostics, Inc., participated in and approved the decision to change independent accountants.

                  (iv) In connection with its audits for the two most recent fiscal years and through December 8, 1999, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton LLP would have caused them to make a reference thereto in their report on the financial statements for such periods.

                  (v) During the two most recent fiscal years and through December 8, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) MedTech Diagnostics, Inc. has requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Grant Thornton LLP is attached hereto as Exhibit 16 to this Form 8-K

         (b) New independent accountants.

                  (i) MedTech Diagnostics, Inc. engaged Kaufman, Rossin & Co. as its new independent accountants, as of December 8, 1999. During the two most recent fiscal years and through December 8, 1999, MedTech Diagnostics, Inc. has not consulted Kaufman, Rossin & Co. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of MedTech Diagnostics, Inc., and either a written report was provided to MedTech Diagnostics, Inc. or oral advice was provided that Kaufman, Rossin & Co. concluded was an important factor considered by MedTech Diagnostics, Inc. in reaching a decision as to the accounting, auditing, or financial reporting issue.

                   (ii) During the two most recent fiscal years and through
                  December 8, 1999, MedTech Diagnostics, Inc. has not consulted Kaufman, Rossin & Co. regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

                  (iii) MedTech Diagnostics, Inc. has requested that Kaufman, Rossin & Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Kaufman, Rossin & Co. is attached hereto as Exhibit 16 to this Form 8-K

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, MedTech Diagnostics, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                MedTech Diagnostics, Inc.
                                                      (Registrant)

                                                By: /s/ STEVEN N. BRONSON
                                                   ----------------------------
                                                Steven N. Bronson, Sole Officer




Dated:   December 29, 1999